UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 17, 2016

AMERICAN STATES WATER COMPANY

(Exact name of registrant as specified in its charter)

California	001-14431	95-4676679
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

630 East Foothill Blvd. San Dimas, California		91773
(Address of principal executive offices)		(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 17, 2016, shareholders approved the 2016 Stock Incentive Plan (the “Plan”). The Plan replaces the Company’s 2008 Stock Incentive Plan and enables the Compensation Committee of the Board of Directors of American States Water Company to continue to make stock awards to eligible employees in a manner consistent with the Company’s current compensation program and to conform the provisions of the Plan to the change in control provisions in the change in control agreements that were executed by the Company with each of its executive officers.  A copy of the 2016 Stock Inventive Plan is attached hereto as Exhibit 10.1.

Item 5.07.  Submission of Matters to a Vote of Security Holders

The annual meeting of shareholders was held on May 17, 2016.

The following table presents the voting results of the election of Class II directors at this meeting:

Name	Votes For	Votes Withheld	Broker Non-Votes
Dr. Diana M. Bontá	24,873,704	418,338	7,840,369
Mr. Lloyd E. Ross	24,717,656	574,386	7,840,369
Mr. Robert J. Sprowls	24,895,963	396,079	7,840,369

Shareholders approved the 2016 Stock Incentive Plan, with 23,814,577 shares voting in favor of the Plan, 1,186,239 shares voting against the Plan, 291,226 shares abstaining from voting on the Plan and 7,840,369 shares broker non-votes.

The advisory vote on the compensation of the Company’s named executive officers as described in the Company’s proxy statement, received the votes presented below. 95.1% of the total votes cast either in favor of or against the Company’s executive compensation plan were cast in favor of the plan.

•                 23,762,516 shares voted in favor

•                 1,224,620 shares voted against

•                 304,906 shares abstained from voting

•                 7,840,369 shares broker non-votes

Shareholders ratified the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm, with 32,378,408 voting in favor of the appointment, 445,417 shares voting against the appointment and 308,586 shares abstaining from voting on the appointment.

Section 9-Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

The following exhibits are filed hereunder:

Exhibit 10.1: 2016 Stock Incentive Plan (1)

(1)                                 Management contract or compensatory arrangement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN STATES WATER COMPANY

Date: May 19, 2016	/s/ Eva G. Tang
Eva G. Tang Senior Vice President-Finance, Chief Financial Officer, Corporate Secretary and Treasurer